UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 15, 2009

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Based upon company-wide and individual performance during fiscal year 2008, as determined by the Compensation Committee of the Board of Directors of American Vanguard Corporation (the “Company”), certain executive officers of the Company were paid incentive compensation in a lump sum as follows: Eric G. Wintemute, President & Chief Executive Officer - $275,000; David T. Johnson, Vice President & Chief Financial Officer - $90,000; Glen D. Johnson, Senior Vice President of AMVAC Chemical Corporation - $150,000; Christopher K. Hildreth, Senior Vice President of AMVAC Chemical Corporation - $70,000; Douglas Ashmore, Vice President of AMVAC Chemical Corporation - $115,000; and James A. Barry, Chief Administrative Officer and Treasurer/Assistant Secretary - $70,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: March 23, 2009	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Vice President, General Counsel & Secretary